EXHIBIT 23.1

                CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-8 of our report dated March 24, 2000 (except as to Note 10 which is dated March 28, 2000), relating to the financial statements as of and for the year ended December 31, 1999 of Pick-Ups Plus, Inc.


                           /s/ LAZAR LEVINE & FELIX LLP
                           --------------------------------------
                               LAZAR LEVINE & FELIX LLP
New York, New York
October 25, 2000